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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                         ---------------------------


                                   FORM 8-K

                                CURRENT REPORT
                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



     Date of Report (Date of earliest event reported):  December 27, 1996



                       GREEN TREE FINANCIAL CORPORATION
                     as originator of Home Improvement and
                         Home Equity Loan Trust 1996-F
            (Exact name of registrant as specified in its charter)




          Delaware                  33-64183                 41-1859796
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(State or other jurisdiction      (Commission               (IRS employer
     of incorporation)            file number)           identification No.)



1100 Landmark Towers, 345 St. Peter Street, Saint Paul, Minnesota  55102-1639
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                   (Address of principal executive offices)


    Registrant's telephone number, including area code:     (612) 293-3400
                                                          -------------------




                                Not Applicable
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         (Former name or former address, if changed since last report)
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Item 1.   Changes in Control of Registrant.

          Not applicable.

Item 2.   Acquisition or Disposition of Assets.

          Not applicable.

Item 3.   Bankruptcy or Receivership.

          Not applicable.

Item 4.   Changes in Registrant's Certifying Accountant.

          Not applicable.

Item 5.   Other Events.

          On December 27, 1996, the Registrant sold approximately $478,000,000 of Certificates for Home Improvement and Home Equity Loans, Series 1996-F (the "Certificates"), evidencing beneficial ownership interests in Home Improvement and Home Equity Loan Trust 1996-F (the "Trust"). The Trust property consists primarily of a pool of home improvement contracts and promissory notes (the "Contracts"), including the right to receive payments due on the Home Improvement Contracts on and after December 1, 1996 (or the date of origination thereof, if later) and payments received on the Home Equity Contracts on and after the Cut-off Date.

Item 6.   Resignations of Registrant's Directors.

          Not applicable.

Item 7.   Financial Statements and Exhibits.

          (a)  Financial statements of businesses acquired.

               Not applicable.

          (b)  Pro forma financial information.

               Not applicable.

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          (c)  Exhibits.

               The following is filed herewith. The exhibit numbers correspond with Item 601(b) of Regulation S-K.



               Exhibit No.     Description
               -----------     -----------

                   4.1 Pooling and Servicing Agreement between Green Tree Financial Corporation, as Seller and Servicer, and First Trust National Association, as Trustee, dated as of December 1, 1996 (without Exhibits O-1, O-2 and P) creating a trust entitled Home Improvement and Home Equity Loan Trust 1996-F.


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       GREEN TREE FINANCIAL CORPORATION
                                          as originator of Home Improvement
                                          and Home Equity Loan Trust 1996-F


                                       By:
                                          ---------------------------------
                                          Joel H. Gottesman
                                          Senior Vice President, General Counsel
                                          and Secretary

                                       3
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                               INDEX TO EXHIBITS



Exhibit Number                                                  Page
--------------                                                  ----

4.1       Pooling and Servicing Agreement between Green
          Tree Financial Corporation, as Seller and Servicer, and First Trust National Association, as Trustee, dated as of December 1, 1996 (without Exhibits O-1, O-2 and P) creating a trust entitled Home Improvement and Home Equity Loan Trust 1996-F.

                                       4